EXHIBIT 10.10



                                 January 1, 2003


Dr. Arol I. Buntzman
35 E. Grassy Sprain Road
Suite 200
Yonkers, NY 10710

Dear Arol:

         This will confirm our agreement regarding the shares of capital stock of EVCI Career Colleges Incorporated owned by us. Until December 31, 2005 all of such shares shall be voted as you direct on any matter requiring the vote or consent of shareholders.


                                               Sincerely yours,


                                               /S/ DR. JOHN J. MCGRATH
                                               --------------------------
                                               Dr. John J. McGrath




AGREED:

/S/ DR. AROL I. BUNTZMAN
---------------------------
Dr. Arol I. Buntzman